                              AMENDMENT TO SCHEDULE 1

            Separate Accounts of Lincoln National Life Insurance Company
                               Investing in the Fund
                                 As of May 1, 2000


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln National Life Insurance Company Separate Account 53

                              AMENDMENT TO SCHEDULE 2

                           Variable Annuity Contracts and
                          Variable Life Insurance Policies
                          Supported by Separate Accounts
                                Listed on Schedule 1
                                 As of May 1, 2000

Multi Fund-Registered Trademark- Individual Variable Annuity Contract (Registered and non-registered)

Multi Fund-Registered Trademark- Variable Life Insurance Contract

Group Multi Fund-Registered Trademark- Variable Annuity Contract

Delaware-Lincoln New York ChoicePlus Variable Annuity Contract

VUL I Variable Universal Life Insurance Contract

Lincoln VUL Variable Universal Life Insurance Contract

Lincoln VUL(DB) Variable Universal Life Insurance Contract

eAnnuity(TM) Variable Annuity Contract

SVUL I Variable Universal Life Insurance Contract

Lincoln SVUL Variable Universal Life Insurance Contract

Lincoln SVUL II Variable Universal Life Insurance Contract

Lincoln CVUL Variable Universal Life Insurance Contract

Lincoln CVUL Series III Variable Universal Life Insurance Contract

Group Variable Annuity (GVA) I, II, III



IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                              DELAWARE GROUP PREMIUM FUND  (Fund)

Date:                         By:
     ----------------            -----------------------
                              Name:
                              Title:

                              LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:                         By:
     ----------------            -----------------------
                                   Steven M. Kluever
                                   Second Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor), by
                              DELAWARE DISTRIBUTORS, INC., General Partner

Date:                         By:
     ----------------            -----------------------
                              Name:
                              Title: